UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2015

ERIN ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34525	30-0349798
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1330 Post Oak Blvd., Suite 2250, Houston, Texas 77056

(Address of principal executive offices) (Zip Code)

(713) 797-2940

(Registrant's telephone number, including area code)

CAMAC ENERGY INC.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 22, 2015, CAMAC Energy Inc. (the “Company”) filed an Amendment to the Company's Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to effect a six-to-one reverse stock split of the Company's common stock (the “Reverse Stock Split”). The Certificate of Amendment provides that the Reverse Stock Split became effective as of 5:00 p.m., Eastern Time, on April 22, 2015 (the “Effective Time”), at which time every six shares of the Company's issued and outstanding common stock were automatically combined into one issued and outstanding share of the Company's common stock, without any change in the par value per share. The Certificate of Amendment also reduces the authorized number of shares from 2,500,000,000 to 416,666,667 shares. No fractional shares will be issued following the Reverse Stock Split. Stockholders who would otherwise have been entitled to a fraction of one share of the Company’s common stock as a result of the Reverse Stock Split will instead receive an amount in cash equal to such fraction multiplied by the closing sale price of the Company’s common stock on April 22, 2015, as adjusted for the Reverse Stock Split.

On April 22, 2015, the Company changed its legal corporate name to “Erin Energy Corporation” from “CAMAC Energy Inc.” (the “Name Change”). The Name Change was effected pursuant to Section 242 of the Delaware General Corporation Law and reflected in the Certificate of Amendment.

Trading of the Company's common stock will cease on the NYSE MKT under the ticker symbol “CAK” and the Johannesburg Stock Exchange (the “JSE”) under the ticker symbol “CME” at the close of trading on April 22, 2015. On April 23, 2015, trading of the Company's common stock will commence on each of the NYSE MKT and the JSE under the ticker symbol “ERN” on a Reverse Stock Split-adjusted basis. The new CUSIP number for the Company's common stock following the Reverse Stock Split is 295625 107.

A copy of the Certificate of Amendment to give effect to the Reverse Stock Split and the Name Change is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation dated April 22, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERIN ENERGY CORPORATION

By:	/s/ Nicolas J. Evanoff
Nicolas J. Evanoff
Senior Vice President, General Counsel & Secretary

Date: April 23, 2015